Earnings Per Share - Summary of Basic Earnings Per Share (Detail) - EUR (€) € / shares in Units, € in Millions, shares in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Earnings per share [line items]
Net result attributable to owners of Aegon Ltd.	€ 977	€ 688	€ (179)
Coupons on perpetual securities	(53)	(77)	(48)
Net result attributable to owners for basic earnings per share calculation	925	611	(227)
Net result attributable to common shareholders	€ 920	€ 608	€ (225)
Weighted average number of common shares outstanding (in million)	1,553	1,630	1,879
Basic earnings per common share (EUR per share)	€ 0.59	€ 0.37	€ (0.12)
Common share B [member]
Earnings per share [line items]
Net result attributable to common shareholders	€ 5	€ 4	€ (1)
Weighted average number of common shares outstanding (in million)	345	380	490
Basic earnings per common share (EUR per share)	€ 0.01	€ 0.01	€ 0